SHORT-TERM BANK LOANS	12 Months Ended
Dec. 31, 2011
SHORT-TERM BANK LOANS

13. SHORT-TERM BANK LOANS

SIM-BCD, one of the Company’s subsidiaries, contracted short-term bank loans from the Agricultural Bank of China that are denominated in either U.S. dollar or RMB. The RMB denominated loans bore floating interest rate, which was 5.0445% as of December 31, 2010. The interest rate is adjusted every six months and is based upon the benchmark interest rate of the People’s Bank of China. All RMB denominated loans were repaid in April 2011. Under the loan agreements, so long as any amount is outstanding, the subsidiary is prohibited from engaging in any reorganization, joint venture, merger, consolidation or taking any other action that could change the debtor-creditor relationship or otherwise affect the rights of the Agricultural Bank of China as a creditor, without the prior consent of the Agricultural Bank of China. Loan of $6,039,833 on December 31, 2010 (2011: Nil) was guaranteed by Shanghai SIMIC Electronics Co., Ltd. (“SIMIC”), an affiliate of one of the Company’s shareholders. The maximum guaranteed amount offered by the Agricultural Bank of China to SIMIC is RMB 60,000,000 (approximately $9 million) and was terminated in April, 2011.

In August 2010, SIM-BCD entered into a banking facility agreement with the Bank of Nanjing for a credit line of RMB120,000,000 (approximately $18 million) which may be drawn down in short-term loans, issuances of bank acceptance notes or issuances of letters of credit. This banking facility was valid through July 1, 2011, and was collateralized by the Company’s land use right and the headquarters building located in ZiZhu Science Park. In September 2011, this banking facility agreement was renewed under the same terms with the exception of the credit line which was increased to RMB 180,000,000 (approximately $29 million) . The renewed banking facility is valid through September 26, 2012. As of December 31, 2010 and 2011, SIM-BCD had outstanding U.S. dollar-denominated short term loans of $6 million and $8.3 million, respectively. The loan of $6 million outstanding as of December 31,2010 consisting of three individual loans, under the credit line, of which two of them amounting to $4 million bore fixed interest rates at 4.296% and 4.272%, and the remaining loan bore floating interest rate at 4.26%. The floating interest rate is adjusted every twelve months based upon LIBOR. The aforementioned $6 million USD-denominated loans outstanding as December 31, 2010 were fully repaid. The $8.3 million of loans outstanding as of December 31, 2011, consisting of five separate draw-downs under the credit line, are on fixed interest basis with interest rates from 5% to 6% per annum. Under the loan agreement with the Bank of Nanjing, the proceeds from the loans are only for purpose of funding SIM-BCD’s working capital and, so long as an amount of the loan is outstanding, SIM-BCD is prohibited, unless with the prior consent from Bank of Nanjing, from engaging in any reorganization, joint venture, merger or consolidation or from taking any other action that could change the debtor-creditor relationship between SIM-BCD and the Bank of Nanjing or otherwise affect the rights of the Bank of Nanjing as creditor.

Due to the short term nature of the maturities, the fair value of the Company’s borrowings approximates their carrying amounts.